First Quarter
Financial Supplement

March 31, 2008

HIGHLIGHTS
Corporate Overview		2

METLIFE, INC.
Consolidated Balance Sheets		3
Consolidated Statements of Operating Earnings Available to Common Shareholders		4
Consolidating Balance Sheet		5
Consolidating Statement of Operating Earnings Available to Common Shareholders		6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS		8

INSTITUTIONAL
Statements of Operating Earnings Available to Common Shareholders		9
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities		13
Other Expenses by Major Category		14
Spreads by Product		15

INDIVIDUAL
Statements of Operating Earnings Available to Common Shareholders		16
Premiums and Deposits by Product		21
Additional Statistical Information		22
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities		23
Expenses by Major Category		24
Spreads by Product		25

AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders		26
Written Premiums by Product and Selected Financial Information and Supplemental Data		29

INTERNATIONAL
Statement of Operating Earnings Available to Common Shareholders		30

REINSURANCE
Statement of Operating Earnings Available to Common Shareholders		31
Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region		32

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders		33

INVESTMENTS
Investment Results by Asset Category and Annualized Yields		34
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules		36
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution, and Summary of Commercial Mortgage Loans by Region and Property Type		37
Summary of Real Estate and Summary of Mortgages and Consumer Loans		38

OTHER INFORMATION	`
Company Ratings		39
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated May 1, 2008, for the three months ended March 31, 2008, which are available at www.metlife.com.

CORPORATE OVERVIEW
Unaudited (In millions, except per share data)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
	2007	2007	2007	2007	2008

Net income	$1,017	$1,163	$1,019	$1,118	$648
Preferred stock dividends	34	34	34	35	33

Net income available to common shareholders	983	1,129	985	1,083	615

Net investment gains (losses)	(95)	(309)	(339)	(264)	(893)
Minority interest — net investment gains (losses)	4	4	10	15	25
Net investment gains (losses) tax provision	33	112	114	67	308

Net investment gains (losses), net of income tax (1) (2)	(58)	(193)	(215)	(182)	(560)

Adjustments related to universal life and investment-type product policy fees	—	(10)	(4)	2	5
Adjustments related to policyholder benefits and dividends	(65)	(34)	(65)	10	(128)
Adjustments related to other expenses	25	49	77	85	217
Adjustments related to tax benefit (provision)	14	(1)	(3)	(33)	(30)

Adjustments related to net investment gains (losses), net of income tax (3)	(26)	4	5	64	64

Discontinued operations, net of income tax	(15)	7	34	(7)	—

Operating earnings available to common shareholders (4)	$1,082	$1,311	$1,161	$1,208	$1,111

Net income available to common shareholders per common share — diluted	$1.28	$1.48	$1.29	$1.44	$0.84
Net investment gains (losses), net of income tax	(0.08)	(0.26)	(0.28)	(0.24)	(0.77)
Adjustments related to net investment gains (losses), net of income tax	(0.03)	0.01	0.01	0.09	0.09
Discontinued operations, net of income tax	(0.02)	0.01	0.04	(0.01)	0.00

Operating earnings available to common shareholders — diluted	$1.41	$1.72	$1.52	$1.60	$1.52

Weighted average common shares outstanding — diluted	769.1	763.6	762.7	754.1	732.7

Book value per common share (actual common shares outstanding)	$43.22	$42.42	$44.18	$45.44	$43.64
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$41.32	$42.82	$44.10	$43.96	$45.09

Book value per common share — diluted (weighted average common shares outstanding)	$41.64	$41.27	$42.88	$43.94	$42.25
Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$39.82	$41.65	$42.81	$42.51	$43.65

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
	2007	2007	2007	2007	2008

Common shares outstanding, beginning of period	752.0	741.1	742.8	740.3	729.2
Treasury stock	(10.9)	1.7	(2.5)	(11.1)	(19.8)

Common shares outstanding, end of period	741.1	742.8	740.3	729.2	709.4

Weighted average common shares outstanding — basic	752.7	744.5	744.0	735.9	720.4
Dilutive effect of stock-based awards	10.4	11.6	10.9	11.0	8.7
Dilutive effect of stock purchase contracts underlying common equity units	6.0	7.5	7.8	7.2	3.6

Weighted average common shares outstanding — diluted	769.1	763.6	762.7	754.1	732.7

Policyholder Trust Shares	272.7	267.7	265.2	260.7	256.6

SUPPLEMENTAL DATA

Adjusted long-term debt to total capital (5)	26.4%	25.8%	25.4%	26.1%	26.2%

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $38 million, $41 million, $41 million, $45 million and ($4) million for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of $3 million, $0 million, $0 million, $5 million and $0 million for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”).

(5)	Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders’ equity, net of accumulated comprehensive income. Adjusted long-term debt is as follows:

	March 31,	June 30,	September 30,	December 31,	March 31,
	2007	2007	2007	2007	2008

Short-term debt (a)	$731	$740	$750	$307	$319
Long-term debt	9,488	9,393	9,459	9,628	9,652
Adjustment to long-term debt (b)	(2,187)	(2,061)	(2,096)	(2,312)	(2,336)
Junior subordinated debt	3,780	3,780	3,780	4,474	4,474

Total adjusted long-term debt	$11,812	$11,852	$11,893	$12,097	$12,109

(a)	Short-term debt supporting long-term needs.

(b)	Long-term debt adjustments include: (i) capital lease obligations, (ii) FIN 45 liabilities, (iii) non-recourse debt and (iv) debt with active risk management employed and when there is little to no risk that the assets will not be available to repay the funding.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS (1)

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

ASSETS
Fixed maturity securities, available-for-sale, at estimated fair value	$247,916	$251,044	$252,372	$242,242	$244,088
Equity securities, available-for-sale, at estimated fair value	5,134	6,046	6,250	6,050	5,533
Trading securities, at estimated fair value	777	919	824	779	808
Mortgage and consumer loans	43,936	43,755	44,849	47,030	47,777
Policy loans	10,177	10,251	10,321	10,419	10,739
Real estate and real estate joint ventures	5,427	5,933	6,360	6,769	6,963
Other limited partnership interests	4,948	5,111	5,371	6,155	6,349
Short-term investments	2,483	2,763	1,727	2,648	2,612
Other invested assets	9,713	10,302	11,258	12,642	14,357

Total Investments	330,511	336,124	339,332	334,734	339,226
Cash and cash equivalents	6,545	6,504	8,627	10,368	10,874
Accrued investment income	3,300	3,710	3,952	3,630	3,382
Premiums and other receivables	15,581	15,297	16,549	14,607	14,998
Deferred policy acquisition costs and value of business acquired	20,371	21,067	21,310	21,521	22,085
Current income tax recoverable	122	—	—	303	430
Goodwill	4,897	4,904	4,909	4,910	5,094
Assets of subsidiaries held-for-sale	1,568	1,560	—	—	—
Other assets	7,602	7,563	7,719	8,330	8,473
Separate account assets	147,312	155,835	160,679	160,159	152,570

Total Assets	$537,809	$552,564	$563,077	$558,562	$557,132

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$128,369	$129,348	$131,126	$132,262	$134,047
Policyholder account balances	132,489	136,514	138,900	137,349	141,530
Other policyholder funds	9,467	9,772	10,345	10,176	10,631
Policyholder dividends payable	961	1,006	1,045	994	993
Policyholder dividend obligation	974	378	630	789	119
Short-term debt	3,375	1,476	1,880	667	632
Long-term debt	9,488	9,393	9,459	9,628	9,652
Collateral financing arrangements	850	3,104	3,177	5,732	5,792
Junior subordinated debt securities	3,780	3,780	3,780	4,474	4,474
Shares subject to mandatory redemption	278	279	279	159	159
Liabilities of subsidiaries held-for-sale	1,598	1,616	—	—	—
Current income tax payable	—	7	333	—	—
Deferred income tax liability	1,992	1,050	1,323	2,457	1,462
Payables for collateral under securities loaned and other transactions	48,140	50,590	49,283	44,136	46,649
Other liabilities	14,667	14,861	16,092	14,401	15,423
Separate account liabilities	147,312	155,835	160,679	160,159	152,570

Total Liabilities	503,740	519,009	528,331	523,383	524,133

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,503	17,495	17,522	17,098	17,600
Retained earnings	17,228	18,357	19,342	19,884	20,526
Treasury stock, at cost	(2,073)	(2,014)	(2,183)	(2,890)	(4,108)
Accumulated other comprehensive income	1,402	(292)	56	1,078	(1,028)

Total Stockholders’ Equity	34,069	33,555	34,746	35,179	32,999

Total Liabilities and Stockholders’ Equity	$537,809	$552,564	$563,077	$558,562	$557,132

(1)	Certain prior period amounts have been reclassified to conform with current presentation.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

REVENUES
Premiums	$6,765	$6,903	$6,944	$7,283	$7,593
Universal life and investment-type product policy fees	1,280	1,317	1,319	1,407	1,412
Investment income, net	4,582	4,902	4,765	5,029	4,499
Other revenues	384	411	364	374	395

	13,011	13,533	13,392	14,093	13,899

EXPENSES
Policyholder benefits and dividends	7,132	7,253	7,387	7,628	8,045
Interest credited to policyholder account balances	1,372	1,460	1,453	1,430	1,233
Interest credited to bank deposits	51	49	50	49	44
Interest expenses	224	241	274	284	295
Other expenses	2,650	2,597	2,520	2,953	2,643

	11,429	11,600	11,684	12,344	12,260

Operating earnings before provision for income tax	1,582	1,933	1,708	1,749	1,639
Provision for income tax	466	588	513	506	495

Operating earnings	1,116	1,345	1,195	1,243	1,144
Preferred stock dividends	34	34	34	35	33

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,082	$1,311	$1,161	$1,208	$1,111

Net Income Reconciliation

Operating earnings available to common shareholders	$1,082	$1,311	$1,161	$1,208	$1,111

Net investment gains (losses)	(95)	(309)	(339)	(264)	(893)
Minority interest — net investment gains (losses)	4	4	10	15	25
Net investment gains (losses) tax benefit (provision)	33	112	114	67	308

Net investment gains (losses), net of income tax	(58)	(193)	(215)	(182)	(560)

Adjustments related to universal life and investment-type product policy fees	—	(10)	(4)	2	5
Adjustments related to policyholder benefits and dividends	(65)	(34)	(65)	10	(128)
Adjustments related to other expenses	25	49	77	85	217
Adjustments related to tax benefit (provision)	14	(1)	(3)	(33)	(30)

Adjustments related to net investment gains (losses), net of income tax (1)	(26)	4	5	64	64

Discontinued operations, net of income tax	(15)	7	34	(7)	—

Net income available to common shareholders	983	1,129	985	1,083	615
Preferred stock dividends	34	34	34	35	33

Net income	$1,017	$1,163	$1,019	$1,118	$648

Premiums, Fees and Other Revenues	$8,429	$8,631	$8,627	$9,064	$9,400

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	March 31, 2008
							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

ASSETS
Total investments	$339,226	$144,530	$122,345	$3,829	$17,166	$15,810	$35,546
Cash and cash equivalents	10,874	(433)	1,251	(35)	1,636	166	8,289
Accrued investment income	3,382	1,295	1,169	58	220	104	536
Premiums and other receivables	14,998	5,279	1,954	922	768	1,526	4,549
Deferred policy acquisition costs and value of business acquired	22,085	942	14,463	186	2,764	3,723	7
Current income tax recoverable	430	130	887	(16)	(32)	13	(552)
Goodwill	5,094	1,040	2,956	157	436	96	409
Assets of subsidiaries held-for-sale	—	—	—	—	—	—	—
Other assets	8,473	1,403	3,703	420	559	159	2,229
Separate account assets	152,570	51,803	94,756	—	6,012	15	(16)

Total Assets	$557,132	$205,989	$243,484	$5,521	$29,529	$21,612	$50,997

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$134,047	$52,429	$56,732	$3,217	$10,706	$6,340	$4,623
Policyholder account balances	141,530	69,163	55,508	—	5,496	6,593	4,770
Other policyholder funds	10,631	3,320	3,165	40	1,403	2,483	220
Policyholder dividends payable	993	—	993	—	—	—	—
Policyholder dividend obligation	119	—	119	—	—	—	—
Short-term debt	632	—	—	—	—	—	632
Long-term debt	9,652	2	124	—	187	527	8,812
Collateral financing arrangements	5,792	—	—	—	—	850	4,942
Junior subordinated debt securities	4,474	—	—	—	—	399	4,075
Shares subject to mandatory redemption	159	—	—	—	—	159	—
Liabilities of subsidiaries held-for-sale	—	—	—	—	—	—	—
Current income tax payable	—	—	—	—	—	—	—
Deferred income tax liability	1,462	(1,828)	2,415	(76)	53	890	8
Payables for collateral under securities loaned and other transactions	46,649	18,366	16,485	59	—	—	11,739
Other liabilities	15,423	3,778	2,773	609	1,535	1,985	4,743
Separate account liabilities	152,570	51,803	94,755	—	6,012	15	(15)

Total Liabilities	524,133	197,033	233,069	3,849	25,392	20,241	44,549

Stockholders’ Equity
Preferred stock, at par value	1	—	—	—	—	—	1
Common stock, at par value	8	—	—	—	—	—	8
Allocated equity (1)	38,126	9,917	10,469	1,718	3,423	1,180	11,419
Treasury stock	(4,108)	—	—	—	—	—	(4,108)
Accumulated other comprehensive income	(1,028)	(961)	(54)	(46)	714	191	(872)

Total Stockholders’ Equity	32,999	8,956	10,415	1,672	4,137	1,371	6,448

Total Liabilities and Stockholders’ Equity	$557,132	$205,989	$243,484	$5,521	$29,529	$21,612	$50,997

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended March 31, 2008
							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$7,593	$3,573	$1,067	$744	$904	$1,298	$7
Universal life and investment-type product policy fees	1,412	224	898	—	290	—	—
Investment income, net	4,499	2,027	1,691	53	273	189	266
Other revenues	395	190	148	10	7	30	10

	13,899	6,014	3,804	807	1,474	1,517	283

EXPENSES
Policyholder benefits and dividends	8,045	3,926	1,727	479	763	1,140	10
Interest credited to policyholder account balances	1,233	670	506	—	47	10	—
Capitalization of deferred policy acquisition costs	(811)	(60)	(361)	(107)	(239)	(42)	(2)
Amortization of deferred policy acquisition costs	685	44	420	115	113	(10)	3
Other expenses	3,108	590	1,043	196	554	373	352

	12,260	5,170	3,335	683	1,238	1,471	363

Operating earnings before provision for income tax	1,639	844	469	124	236	46	(80)
Provision (benefit) for income tax	495	286	157	26	99	17	(90)

Operating earnings	1,144	558	312	98	137	29	10
Preferred stock dividends	33	—	—	—	—	—	33

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,111	$558	$312	$98	$137	$29	($23)

Net Income Reconciliation

Operating earnings available to common shareholders	$1,111	$558	$312	$98	$137	$29	($23)

Net investment gains (losses)	(893)	(743)	(98)	(11)	131	(156)	(16)
Minority interest — net investment gains (losses)	25	—	—	—	—	25	—
Net investment gains (losses) tax benefit (provision)	308	260	35	4	(42)	46	5

Net investment gains (losses), net of income tax	(560)	(483)	(63)	(7)	89	(85)	(11)

Adjustments related to universal life and investment-type product policy fees	5	—	5	—	—	—	—
Adjustments related to policyholder benefits and dividends	(128)	14	(77)	—	(65)	—	—
Adjustments related to other expenses	217	—	114	—	—	103	—
Adjustments related to tax benefit (provision)	(30)	(5)	(15)	—	25	(35)	—

Adjustments related to net investment gains (losses), net of income tax (1)	64	9	27	—	(40)	68	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	615	84	276	91	186	12	(34)
Preferred stock dividends	33	—	—	—	—	—	33

Net income	$648	$84	$276	$91	$186	$12	($1)

Premiums, Fees and Other Revenues	$9,400	$3,987	$2,113	$754	$1,201	$1,328	$17

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended March 31, 2007
							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,765	$3,125	$1,075	$716	$715	$1,126	$8
Universal life and investment-type product policy fees	1,280	191	853	—	236	—	—
Investment income, net	4,582	1,967	1,741	48	250	206	370
Other revenues	384	190	146	11	13	18	6

	13,011	5,473	3,815	775	1,214	1,350	384

EXPENSES
Policyholder benefits and dividends	7,132	3,463	1,747	431	578	902	11
Interest credited to policyholder account balances	1,372	722	507	—	78	65	—
Capitalization of deferred policy acquisition costs	(851)	(63)	(356)	(111)	(146)	(175)	—
Amortization of deferred policy acquisition costs	805	68	380	116	97	141	3
Other expenses	2,971	595	1,052	197	436	361	330

	11,429	4,785	3,330	633	1,043	1,294	344

Operating earnings before provision for income tax	1,582	688	485	142	171	56	40
Provision for income tax	466	236	166	36	47	20	(39)

Operating earnings	1,116	452	319	106	124	36	79
Preferred stock dividends	34	—	—	—	—	—	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,082	$452	$319	$106	$124	$36	$45

Net Income Reconciliation

Operating earnings available to common shareholders	$1,082	$452	$319	$106	$124	$36	$45

Net investment gains (losses)	(95)	(137)	6	12	24	(6)	6
Minority interest — net investment gains (losses)	4	—	—	—	—	4	—
Net investment gains (losses) tax benefit (provision)	33	49	(3)	(5)	(6)	—	(2)

Net investment gains (losses), net of income tax	(58)	(88)	3	7	18	(2)	4

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(65)	(12)	(38)	—	(15)	—	—
Adjustments related to other expenses	25	—	27	—	—	(2)	—
Adjustments related to tax benefit (provision)	14	4	4	—	4	2	—

Adjustments related to net investment gains (losses), net of income tax (1)	(26)	(8)	(7)	—	(11)	—	—

Discontinued operations, net of income tax	(15)	—	—	—	(31)	—	16

Net income available to common shareholders	983	356	315	113	100	34	65
Preferred stock dividends	34	—	—	—	—	—	34

Net income	$1,017	$356	$315	$113	$100	$34	$99

Premiums, Fees and Other Revenues	$8,429	$3,506	$2,074	$727	$964	$1,144	$14

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

INSTITUTIONAL	$452	$521	$467	$527	$558

INDIVIDUAL	319	449	363	382	312

AUTO & HOME	106	108	109	103	98

INTERNATIONAL	124	117	134	193	137

REINSURANCE	36	38	43	39	29

CORPORATE, OTHER & ELIMINATIONS	45	78	45	(36)	(23)

CONSOLIDATED (2)	$1,082	$1,311	$1,161	$1,208	$1,111

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 9; (ii) Individual Operations, page 16; (iii) Auto & Home Operations, page 26; (iv) International Operations, page 30; (v) Reinsurance Operations, page 31; and (vi) Corporate, Other & Eliminations, page 33. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

(2)	Certain prior period amounts have been reclassified to conform with current presentation.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except number of sales representatives)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$3,125	$3,074	$3,080	$3,113	$3,573	$3,125	$3,573
Universal life and investment-type product policy fees	191	186	201	225	224	191	224
Investment income, net	1,967	2,140	2,068	2,208	2,027	1,967	2,027
Other revenues	190	177	180	179	190	190	190

	5,473	5,577	5,529	5,725	6,014	5,473	6,014

EXPENSES
Policyholder benefits and dividends	3,463	3,398	3,446	3,496	3,926	3,463	3,926
Interest credited to policyholder account balances	722	767	802	777	670	722	670
Other expenses	600	618	570	650	574	600	574

	4,785	4,783	4,818	4,923	5,170	4,785	5,170

Operating earnings before provision for income tax	688	794	711	802	844	688	844
Provision for income tax	236	273	244	275	286	236	286

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$452	$521	$467	$527	$558	$452	$558

Net Income Reconciliation

Operating earnings available to common shareholders	$452	$521	$467	$527	$558	$452	$558

Net investment gains (losses)	(137)	(261)	(271)	(125)	(743)	(137)	(743)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	49	93	95	41	260	49	260

Net investment gains (losses), net of income tax	(88)	(168)	(176)	(84)	(483)	(88)	(483)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(12)	13	(30)	26	14	(12)	14
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	4	(4)	11	(10)	(5)	4	(5)

Adjustments related to net investment gains (losses), net of income tax (1)	(8)	9	(19)	16	9	(8)	9

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	356	362	272	459	84	356	84
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$356	$362	$272	$459	$84	$356	$84

Premiums, Fees and Other Revenues	$3,506	$3,437	$3,461	$3,517	$3,987	$3,506	$3,987

Actual Number of Sales Representatives	646	634	636	637	656	646	656

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
GROUP LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$1,576	$1,574	$1,556	$1,525	$1,641	$1,576	$1,641
Universal life and investment-type product policy fees	189	184	196	220	220	189	220
Investment income, net	327	338	347	357	334	327	334
Other revenues	24	20	19	16	15	24	15

	2,116	2,116	2,118	2,118	2,210	2,116	2,210

EXPENSES
Policyholder benefits and dividends	1,626	1,565	1,614	1,599	1,736	1,626	1,736
Interest credited to policyholder account balances	152	155	155	146	128	152	128
Other expenses	175	180	164	231	166	175	166

	1,953	1,900	1,933	1,976	2,030	1,953	2,030

Operating earnings before provision for income tax	163	216	185	142	180	163	180
Provision for income tax	56	74	64	49	61	56	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$107	$142	$121	$93	$119	$107	$119

Net investment gains (losses), net of income tax	(4)	11	(57)	(61)	(115)	(4)	(115)
Adjustments related to net investment gains (losses), net of income tax	—	—	1	2	1	—	1
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	103	153	65	34	5	103	5
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$103	$153	$65	$34	$5	$103	$5

Premiums, Fees and Other Revenues	$1,789	$1,778	$1,771	$1,761	$1,876	$1,789	$1,876

Incurred Loss Ratio (Mortality Experience) of Term Life	91.8%	89.2%	92.4%	93.2%	93.8%

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
RETIREMENT & SAVINGS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$310	$272	$330	$313	$541	$310	$541
Universal life and investment-type product policy fees	2	2	2	2	2	2	2
Investment income, net	1,468	1,603	1,545	1,638	1,502	1,468	1,502
Other revenues	71	61	63	69	65	71	65

	1,851	1,938	1,940	2,022	2,110	1,851	2,110

EXPENSES
Policyholder benefits and dividends	787	777	836	818	1,002	787	1,002
Interest credited to policyholder account balances	570	612	646	625	536	570	536
Other expenses	89	94	92	69	87	89	87

	1,446	1,483	1,574	1,512	1,625	1,446	1,625

Operating earnings before provision for income tax	405	455	366	510	485	405	485
Provision for income tax	139	156	126	174	164	139	164

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$266	$299	$240	$336	$321	$266	$321

Net investment gains (losses), net of income tax	(81)	(120)	(190)	(147)	(436)	(81)	(436)
Adjustments related to net investment gains (losses), net of income tax	(4)	(3)	(4)	22	4	(4)	4
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	181	176	46	211	(111)	181	(111)
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$181	$176	$46	$211	($111)	$181	($111)

Premiums, Fees and Other Revenues	$383	$335	$395	$384	$608	$383	$608

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
NON-MEDICAL HEALTH & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$1,239	$1,228	$1,194	$1,275	$1,391	$1,239	$1,391
Universal life and investment-type product policy fees	—	—	3	3	2	—	2
Investment income, net	172	199	176	213	191	172	191
Other revenues	95	96	98	94	110	95	110

	1,506	1,523	1,471	1,585	1,694	1,506	1,694

EXPENSES
Policyholder benefits and dividends	1,050	1,056	996	1,079	1,188	1,050	1,188
Interest credited to policyholder account balances	—	—	1	6	6	—	6
Other expenses	336	344	314	350	321	336	321

	1,386	1,400	1,311	1,435	1,515	1,386	1,515

Operating earnings before provision for income tax	120	123	160	150	179	120	179
Provision for income tax	41	43	54	52	61	41	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$79	$80	$106	$98	$118	$79	$118

Net investment gains (losses), net of income tax	(3)	(59)	71	124	68	(3)	68
Adjustments related to net investment gains (losses), net of income tax	(4)	12	(16)	(8)	4	(4)	4
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	72	33	161	214	190	72	190
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$72	$33	$161	$214	$190	$72	$190

Premiums, Fees and Other Revenues	$1,334	$1,324	$1,295	$1,372	$1,503	$1,334	$1,503
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$405	$372	$371	$410	$438	$405	$438

Incurred Loss Ratio (Morbidity Experience) of Group Disability	87.0%	90.8%	91.2%	90.6%	80.6%	87.0%	80.6%

INSTITUTIONAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$16,818	$17,132	$17,213	$17,314	$17,323
Premiums and deposits	3,075	3,052	2,917	2,939	3,164
Interest on reserves	195	198	198	189	169
Surrenders and withdrawals	(1,167)	(1,321)	(1,270)	(1,398)	(1,293)
Benefits and reserves	(1,627)	(1,569)	(1,611)	(1,605)	(1,735)
Other	(162)	(279)	(133)	(116)	9

Balance, end of period	$17,132	$17,213	$17,314	$17,323	$17,637

RETIREMENT & SAVINGS	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$84,035	$85,118	$89,209	$91,401	$89,533
Premiums and deposits	3,245	7,266	3,225	2,064	5,894
Interest on reserves	1,088	1,192	1,440	1,162	1,081
Surrenders and withdrawals	(2,463)	(3,075)	(2,622)	(4,338)	(3,563)
Benefits and reserves	(728)	(688)	(716)	(605)	(701)
Other	(59)	(604)	865	(151)	409

Balance, end of period	$85,118	$89,209	$91,401	$89,533	$92,653

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$9,541	$9,798	$10,089	$10,819	$11,117
Premiums and deposits	1,186	1,174	1,635	1,224	1,369
Interest on reserves	86	87	94	110	116
Surrenders and withdrawals	27	22	26	18	14
Benefits and reserves	(1,048)	(1,068)	(1,022)	(1,113)	(1,217)
Other	6	76	(3)	59	(98)

Balance, end of period	$9,798	$10,089	$10,819	$11,117	$11,301

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$13,081	$13,143	$13,971	$15,261	$16,914
Premiums and deposits	294	598	153	1,134	174
Investment performance	(100)	371	452	630	(151)
Surrenders and withdrawals	(126)	(133)	(246)	(101)	(243)
Policy charges	(8)	(9)	(9)	(1)	(32)
Other	2	1	940	(9)	(13)

Balance, end of period	$13,143	$13,971	$15,261	$16,914	$16,649

RETIREMENT & SAVINGS	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$33,521	$34,155	$35,207	$35,607	$34,533
Premiums and deposits	944	1,401	976	754	1,141
Investment performance	1,414	1,350	877	(186)	467
Surrenders and withdrawals	(1,704)	(1,689)	(1,433)	(1,614)	(1,608)
Policy charges	(22)	(19)	(22)	(36)	(23)
Other	2	9	2	8	—

Balance, end of period	$34,155	$35,207	$35,607	$34,533	$34,510

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$445	$483	$508	$552	$599
Premiums and deposits	88	86	90	80	65
Investment performance	(6)	23	42	26	11
Surrenders and withdrawals	(27)	(22)	(26)	(25)	(20)
Policy charges	(17)	(16)	(14)	(18)	(7)
Other	—	(46)	(48)	(16)	(3)

Balance, end of period	$483	$508	$552	$599	$645

INSTITUTIONAL
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Direct and allocated expenses	$455	$460	$428	$472	$422
Pension and other post-retirement benefit costs	1	9	5	5	2
Premium tax and other tax, licenses and fees	48	52	44	84	47

	504	521	477	561	471
Commissions and other expenses	96	97	93	89	103

Total Other Expenses	$600	$618	$570	$650	$574

INSTITUTIONAL
SPREADS BY PRODUCT

GROUP LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2007	2007	2007	2007	2008

Investment income yield	6.36%	6.39%	6.58%	6.81%	6.24%
Average crediting rate	4.74%	4.68%	4.58%	4.30%	3.83%

Annualized General Account Spread	1.62%	1.71%	2.00%	2.51%	2.41%

RETIREMENT & SAVINGS	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2007	2007	2007	2007	2008

Investment income yield	6.90%	7.29%	6.71%	7.14%	6.50%
Average crediting rate	5.54%	5.55%	5.52%	5.44%	4.99%

Annualized General Account Spread	1.36%	1.74%	1.19%	1.70%	1.51%

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2007	2007	2007	2007	2008

Investment income yield	7.84%	8.35%	6.53%	7.59%	6.37%
Average crediting rate	4.90%	4.87%	4.85%	4.86%	4.77%

Annualized General Account Spread	2.94%	3.48%	1.68%	2.73%	1.60%

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$1,075	$1,098	$1,099	$1,224	$1,067	$1,075	$1,067
Universal life and investment-type product policy fees	853	890	880	902	898	853	898
Investment income, net	1,741	1,819	1,725	1,813	1,691	1,741	1,691
Other revenues	146	155	145	153	148	146	148

	3,815	3,962	3,849	4,092	3,804	3,815	3,804

EXPENSES
Policyholder benefits and dividends	1,747	1,758	1,760	1,964	1,727	1,747	1,727
Interest credited to policyholder account balances	507	495	506	522	506	507	506
Capitalization of deferred policy acquisition costs	(356)	(414)	(423)	(425)	(361)	(356)	(361)
Amortization of deferred policy acquisition costs	380	332	329	305	420	380	420
Other expenses	1,052	1,107	1,124	1,146	1,043	1,052	1,043

	3,330	3,278	3,296	3,512	3,335	3,330	3,335

Operating earnings before provision for income tax	485	684	553	580	469	485	469
Provision for income tax	166	235	190	198	157	166	157

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$319	$449	$363	$382	$312	$319	$312

Net Income Reconciliation

Operating earnings available to common shareholders	$319	$449	$363	$382	$312	$319	$312

Net investment gains (losses)	6	(92)	(33)	(25)	(98)	6	(98)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	(3)	32	11	8	35	(3)	35

Net investment gains (losses), net of income tax	3	(60)	(22)	(17)	(63)	3	(63)

Adjustments related to universal life and investment-type product policy fees	—	(10)	(4)	2	5	—	5
Adjustments related to policyholder benefits and dividends	(38)	(69)	(52)	(51)	(77)	(38)	(77)
Adjustments related to other expenses	27	44	36	19	114	27	114
Adjustments related to tax benefit (provision)	4	13	6	13	(15)	4	(15)

Adjustments related to net investment gains (losses), net of income tax (1)	(7)	(22)	(14)	(17)	27	(7)	27

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	315	367	327	348	276	315	276
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$315	$367	$327	$348	$276	$315	$276

Premiums, Fees and Other Revenues	$2,074	$2,143	$2,124	$2,279	$2,113	$2,074	$2,113

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
TRADITIONAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$990	$1,011	$1,013	$1,143	$985	$990	$985
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	812	827	822	843	801	812	801
Other revenues	(1)	1	(1)	1	—	(1)	—

	1,801	1,839	1,834	1,987	1,786	1,801	1,786

EXPENSES
Policyholder benefits and dividends	1,456	1,495	1,494	1,680	1,434	1,456	1,434
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(58)	(62)	(63)	(69)	(59)	(58)	(59)
Amortization of deferred policy acquisition costs	76	49	52	(29)	45	76	45
Other expenses	234	242	271	253	232	234	232

	1,708	1,724	1,754	1,835	1,652	1,708	1,652

Operating earnings before provision for income tax	93	115	80	152	134	93	134
Provision for income tax	31	38	26	51	44	31	44

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$62	$77	$54	$101	$90	$62	$90

Net investment gains (losses), net of income tax	6	14	(51)	(33)	(91)	6	(91)
Adjustments related to net investment gains (losses), net of income tax	(12)	(33)	(7)	(3)	10	(12)	10
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	56	58	(4)	65	9	56	9
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$56	$58	($4)	$65	$9	$56	$9

Premiums, Fees and Other Revenues	$989	$1,012	$1,012	$1,144	$985	$989	$985

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	394	395	382	367	411	394	411
Investment income, net	209	233	206	225	223	209	223
Other revenues	1	—	1	3	—	1	—

	604	628	589	595	634	604	634

EXPENSES
Policyholder benefits and dividends	132	112	127	127	170	132	170
Interest credited to policyholder account balances	150	153	155	157	154	150	154
Capitalization of deferred policy acquisition costs	(93)	(102)	(109)	(130)	(106)	(93)	(106)
Amortization of deferred policy acquisition costs	118	100	94	64	131	118	131
Other expenses	216	233	227	255	224	216	224

	523	496	494	473	573	523	573

Operating earnings before provision for income tax	81	132	95	122	61	81	61
Provision for income tax	28	46	32	42	20	28	20

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$53	$86	$63	$80	$41	$53	$41

Net investment gains (losses), net of income tax	(7)	(42)	(11)	3	(22)	(7)	(22)
Adjustments related to net investment gains (losses), net of income tax	2	5	5	(4)	3	2	3
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	48	49	57	79	22	48	22
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$48	$49	$57	$79	$22	$48	$22

Premiums, Fees and Other Revenues	$395	$395	$383	$370	$411	$395	$411

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
ANNUITIES

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$85	$87	$86	$81	$82	$85	$82
Universal life and investment-type product policy fees	409	437	442	474	431	409	431
Investment income, net	677	714	648	697	625	677	625
Other revenues	42	42	44	46	42	42	42

	1,213	1,280	1,220	1,298	1,180	1,213	1,180

EXPENSES
Policyholder benefits and dividends	159	151	139	157	123	159	123
Interest credited to policyholder account balances	333	318	327	344	334	333	334
Capitalization of deferred policy acquisition costs	(205)	(250)	(251)	(226)	(196)	(205)	(196)
Amortization of deferred policy acquisition costs	186	183	183	270	244	186	244
Other expenses	420	464	463	469	423	420	423

	893	866	861	1,014	928	893	928

Operating earnings before provision for income tax	320	414	359	284	252	320	252
Provision for income tax	110	144	124	98	85	110	85

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$210	$270	$235	$186	$167	$210	$167

Net investment gains (losses), net of income tax	8	(33)	49	23	66	8	66
Adjustments related to net investment gains (losses), net of income tax	3	6	(12)	(10)	14	3	14
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	221	243	272	199	247	221	247
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$221	$243	$272	$199	$247	$221	$247

Premiums, Fees and Other Revenues	$536	$566	$572	$601	$555	$536	$555

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	50	58	56	61	56	50	56
Investment income, net	43	45	49	48	42	43	42
Other revenues	104	112	101	103	106	104	106

	197	215	206	212	204	197	204

EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	24	24	24	21	18	24	18
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—
Other expenses	182	168	163	169	164	182	164

	206	192	187	190	182	206	182

Operating earnings before provision for income tax	(9)	23	19	22	22	(9)	22
Provision for income tax	(3)	7	8	7	8	(3)	8

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	($6)	$16	$11	$15	$14	($6)	$14

Net investment gains (losses), net of income tax	(4)	1	(9)	(10)	(16)	(4)	(16)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	(10)	17	2	5	(2)	(10)	(2)
Preferred stock dividends	—	—	—	—	—	—	—

Net income	($10)	$17	$2	$5	($2)	($10)	($2)

Premiums, Fees and Other Revenues	$154	$170	$157	$164	$162	$154	$162

INDIVIDUAL
PREMIUMS AND DEPOSITS BY PRODUCT (1)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

INDIVIDUAL PREMIUMS AND DEPOSITS BY PRODUCT (1)

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$52	$54	$54	$57	$51
Variable Life 1st Year excluding Single Premium COLI/BOLI	48	44	50	61	50
Universal Life 1st Year excluding Single Premium COLI/BOLI	130	150	174	196	150
Single Premium COLI/BOLI	0	0	0	0	0

Total Life First Year Premiums & Deposits	230	248	278	314	251

Life Renewal Premiums and Deposits
Traditional Life	987	1,054	1,035	1,206	984
Variable & Universal Life	621	549	568	597	633

Total Life Renewal Premiums and Deposits	1,608	1,603	1,603	1,803	1,617

Annuities Deposits (3)
Fixed Annuity Deposits	352	326	320	261	272
Variable Annuity Deposits	3,330	4,160	4,078	3,697	3,192

Total Annuity Deposits	3,682	4,486	4,398	3,958	3,464

Total Premiums and Deposits	$5,520	$6,337	$6,279	$6,075	$5,332

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$289	$266	$265	$284	$266
Variable Annuities	2,471	3,102	2,974	2,450	2,121

Total Separate Accounts	2,760	3,368	3,239	2,734	2,387

General Accounts
Traditional Life	1,039	1,108	1,089	1,263	1,035
Variable & Universal Life	510	477	527	570	567
Fixed Annuities	352	326	320	261	272
Variable Annuities	859	1,058	1,104	1,247	1,071

Total General Account	2,760	2,969	3,040	3,341	2,945

Total Premiums and Deposits	$5,520	$6,337	$6,279	$6,075	$5,332

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	36.2%	35.8%	33.5%	33.3%	31.9%
Annuities	67.1%	69.1%	67.6%	61.9%	61.2%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $251 million of First Year Life Premiums and Deposits received during the three months ended March 31, 2008, approximately 44% were distributed through MetLife agents, 22% through New England Financial agents, 30% through MetLife’s Independent Distribution channel and 4% through other distribution channels.

(3)	Of the $3,464 million of Annuity Deposits received during the three months ended March 31, 2008, approximately 24% were distributed through MetLife agents, 7% through New England Financial agents, 55% through MetLife’s Independent Distribution channel and 14% through MetLife Resources representatives.

INDIVIDUAL
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2007	2007	2007	2007	2008

Mortality as a Percentage of Expected	87.6%	90.9%	85.0%	82.3%	93.4%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.6%	5.6%	5.7%	5.8%	5.8%
Variable & Universal Life	5.4%	5.3%	5.4%	5.4%	5.5%
Variable Annuities	10.5%	10.5%	10.4%	10.2%	10.0%
Fixed Annuities	12.7%	13.5%	14.6%	14.4%	13.9%

Actual Number of Sales Representatives
MetLife Distribution	6,143	6,174	6,270	6,243	6,423
New England Financial	2,078	2,081	2,149	2,155	2,220
Independent Distribution Wholesalers	201	196	193	200	193
MetLife Resources	715	716	709	698	688
Walnut Street and Tower Square Securities	1,423	1,402	1,389	1,351	1,354
P&C Specialists	621	620	607	592	565

Total Agents	11,181	11,189	11,317	11,239	11,443

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

TRADITIONAL LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$51,739	$51,849	$52,067	$52,206	$52,496
Premiums and deposits (1)	1,071	1,099	1,103	1,237	1,070
Interest on reserves	524	528	531	534	531
Surrenders and withdrawals	(483)	(440)	(477)	(452)	(464)
Benefit payments	(504)	(541)	(530)	(616)	(615)
Other	(498)	(428)	(488)	(413)	(446)

Balance, end of period	$51,849	$52,067	$52,206	$52,496	$52,572

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$15,436	$15,590	$15,590	$15,686	$15,883
Premiums and deposits (1) (2)	531	483	543	561	574
Interest on reserves	151	153	156	157	153
Surrenders and withdrawals	(122)	(99)	(190)	(123)	(157)
Net transfers from (to) separate account	25	(152)	22	28	27
Policy charges	(385)	(388)	(389)	(391)	(397)
Benefit payments	(38)	(32)	(37)	(36)	(43)
Other	(8)	35	(9)	1	31

Balance, end of period	$15,590	$15,590	$15,686	$15,883	$16,071

ANNUITIES	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$43,388	$42,587	$41,835	$41,323	$40,872
Premiums and deposits (1) (2)	1,292	1,491	1,491	1,577	1,428
Interest on reserves	402	412	434	417	415
Surrenders and withdrawals	(1,469)	(1,648)	(1,549)	(1,410)	(1,245)
Net transfers from (to) separate account	(626)	(671)	(718)	(942)	(307)
Policy charges	—	—	—	(3)	(5)
Benefit payments	(380)	(311)	(291)	(277)	(295)
Other	(20)	(25)	121	187	261

Balance, end of period	$42,587	$41,835	$41,323	$40,872	$41,124

SEPARATE ACCOUNT LIABILITIES

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$10,278	$10,383	$11,018	$11,073	$10,840
Premiums and deposits (1)	289	279	275	295	276
Investment performance	193	563	151	(167)	(842)
Surrenders and withdrawals	(195)	(204)	(174)	(180)	(160)
Net transfers from (to) fixed account	(25)	152	(22)	(28)	(27)
Policy charges	(160)	(161)	(158)	(163)	(156)
Other	3	6	(17)	10	1

Balance, end of period	$10,383	$11,018	$11,073	$10,840	$9,932

ANNUITIES	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Balance, beginning of period	$83,847	$85,700	$90,888	$93,341	$92,078
Premiums and deposits (1)	2,640	3,355	3,285	2,780	2,271
Investment performance	1,295	4,246	1,411	(1,881)	(7,109)
Surrenders and withdrawals	(2,384)	(2,716)	(2,561)	(2,706)	(2,363)
Net transfers from (to) fixed account	626	671	718	942	307
Policy charges	(325)	(371)	(376)	(397)	(364)
Other	1	3	(24)	(1)	3

Balance, end of period	$85,700	$90,888	$93,341	$92,078	$84,823

(1)	Includes Company-sponsored internal exchanges.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$876	$947	$975	$980	$881
DAC Capitalization (1)	(369)	(430)	(435)	(440)	(374)

Net	$507	$517	$540	$540	$507

EXPENSES

Commissions	$308	$345	$345	$348	$299
Other deferrable expenses	135	156	154	173	147
Direct and allocated expenses, not deferred	391	399	431	408	390
Pension and other post-retirement benefit costs	10	16	14	19	11
Premium tax and other tax, licenses and fees	32	31	31	32	34

Insurance Expenses	876	947	975	980	881

Broker-dealer and other expenses	185	176	163	171	165
Reinsurance allowances	(9)	(16)	(14)	(5)	(3)

Total Other Expenses	$1,052	$1,107	$1,124	$1,146	$1,043

(1)	Excludes $13 million, $16 million, $12 million, $15 million and $13 million of DAC capitalization related to reinsurance allowances for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively.

INDIVIDUAL
SPREADS BY PRODUCT

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2007	2007	2007	2007	2008

Investment income yield	6.34%	6.40%	6.30%	6.52%	6.44%
Average crediting rate	4.56%	4.56%	4.55%	4.54%	4.50%

Annualized General Account Spread	1.78%	1.84%	1.75%	1.98%	1.94%

ANNUITIES	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2007	2007	2007	2007	2008

Investment income yield	6.39%	6.91%	6.50%	6.89%	6.25%
Average crediting rate	3.82%	3.85%	3.80%	3.91%	3.82%

Annualized General Account Spread	2.57%	3.06%	2.70%	2.98%	2.43%

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Earned premiums	$716	$738	$751	$761	$744	$716	$744
Investment income, net	48	49	43	56	53	48	53
Other revenues	11	8	10	16	10	11	10

	775	795	804	833	807	775	807

EXPENSES
Losses and loss adjustment expense	431	446	456	478	479	431	479
Other expenses	202	204	204	220	204	202	204

	633	650	660	698	683	633	683

Operating earnings before provision for income tax	142	145	144	135	124	142	124
Provision for income tax	36	37	35	32	26	36	26

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$106	$108	$109	$103	$98	$106	$98

Net Income Reconciliation

Operating earnings available to common shareholders	$106	$108	$109	$103	$98	$106	$98

Net investment gains (losses)	12	—	—	4	(11)	12	(11)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	(5)	1	—	(2)	4	(5)	4

Net investment gains (losses), net of income tax	7	1	—	2	(7)	7	(7)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	113	109	109	105	91	113	91
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$113	$109	$109	$105	$91	$113	$91

Premiums, Fees and Other Revenues	$727	$746	$761	$777	$754	$727	$754

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
AUTO

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Earned premiums	$502	$520	$527	$534	$517	$502	$517
Investment income, net	35	33	33	39	38	35	38
Other revenues	6	6	6	8	6	6	6

	543	559	566	581	561	543	561

EXPENSES
Losses and loss adjustment expense	308	338	327	352	331	308	331
Other expenses	135	137	139	145	135	135	135

	443	475	466	497	466	443	466

Operating earnings before provision for income tax	100	84	100	84	95	100	95
Provision for income tax	25	20	24	19	21	25	21

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$75	$64	$76	$65	$74	$75	$74

Net investment gains (losses), net of income tax	6	(1)	1	1	(5)	6	(5)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	81	63	77	66	69	81	69
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$81	$63	$77	$66	$69	$81	$69

Premiums, Fees and Other Revenues	$508	$526	$533	$542	$523	$508	$523

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
HOMEOWNERS & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Earned premiums	$214	$218	$224	$227	$227	$214	$227
Investment income, net	13	16	10	17	15	13	15
Other revenues	5	2	4	8	4	5	4

	232	236	238	252	246	232	246

EXPENSES
Losses and loss adjustment expense	123	108	129	126	148	123	148
Other expenses	67	67	65	75	69	67	69

	190	175	194	201	217	190	217

Operating earnings before provision for income tax	42	61	44	51	29	42	29
Provision for income tax	11	17	11	13	5	11	5

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$31	$44	$33	$38	$24	$31	$24

Net investment gains (losses), net of income tax	1	2	(1)	1	(2)	1	(2)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	32	46	32	39	22	32	22
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$32	$46	$32	$39	$22	$32	$22

Premiums, Fees and Other Revenues	$219	$220	$228	$235	$231	$219	$231

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions, except number of sales representatives)	2007	2007	2007	2007	2008

Written Premiums by Product
Preferred/Standard Automobile	$498	$515	$531	$510	$510
Non-Standard Automobile	10	9	9	8	9
Homeowners & Other	193	236	247	216	197

Total	$701	$760	$787	$734	$716

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	60.1%	60.4%	60.7%	62.9%	64.1%
Other expense ratio	27.6%	27.0%	26.6%	28.2%	26.7%

Total combined ratio (1)	87.7%	87.4%	87.3%	91.1%	90.8%
Effect of catastrophe losses	1.4%	3.1%	2.6%	1.6%	3.2%

Combined ratio excluding catastrophes	86.3%	84.3%	84.7%	89.5%	87.6%

Auto
Loss and loss adjustment expense ratio	61.2%	65.0%	62.0%	65.9%	63.8%
Other expense ratio	26.3%	25.6%	25.7%	26.3%	25.4%

Total combined ratio (1)	87.5%	90.6%	87.7%	92.2%	89.2%
Effect of catastrophe losses	0.0%	0.4%	0.2%	(1.4%)	0.5%

Combined ratio excluding catastrophes	87.5%	90.2%	87.5%	93.6%	88.7%

Homeowners & Other
Loss and loss adjustment expense ratio	57.5%	49.5%	57.6%	55.7%	64.9%
Other expense ratio	30.8%	30.3%	28.6%	32.8%	29.6%

Total combined ratio (1)	88.3%	79.8%	86.2%	88.5%	94.5%
Effect of catastrophe losses	4.6%	9.7%	8.0%	8.3%	9.4%

Combined ratio excluding catastrophes	83.7%	70.1%	78.2%	80.2%	85.1%

Pre-Tax Catastrophe Losses
Auto	$0	$2	$1	($7)	$3
Homeowners & Other	10	21	18	19	21

Total	$10	$23	$19	$12	$24

Catastrophe points on combined ratios	1.4	3.1	2.6	1.6	3.2

Actual Number of Sales Representatives	99	94	86	90	93

(1)	The combined ratio reflects payment fees as a credit to other expenses for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, which resulted in a 0.7, 0.6, 0.6, 0.6 and 0.7 of a percentage point decrease in the combined ratio, respectively. The decreases for Auto and Homeowners & Other were 0.8 and 0.4 of a percentage point, respectively, for March 31, 2007, 0.7 and 0.4 of a percentage point, respectively, for June 30, 2007, 0.7 and 0.4 of a percentage point, respectively, for September 30, 2007, 0.7 and 0.4 of a percentage point, respectively, for December 31, 2007 and 0.8 and 0.4 of a percentage point, respectively, for March 31, 2008.

INTERNATIONAL
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except number of sales representatives)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$715	$777	$780	$824	$904	$715	$904
Universal life and investment-type product policy fees	236	241	238	280	290	236	290
Investment income, net	250	271	370	359	273	250	273
Other revenues	13	3	5	2	7	13	7

	1,214	1,292	1,393	1,465	1,474	1,214	1,474

EXPENSES
Policyholder benefits and dividends	578	661	708	574	763	578	763
Interest credited to policyholder account balances	78	81	110	86	47	78	47
Capitalization of deferred policy acquisition costs	(146)	(132)	(208)	(257)	(239)	(146)	(239)
Amortization of deferred policy acquisition costs	97	81	38	93	113	97	113
Other expenses	436	440	544	762	554	436	554

	1,043	1,131	1,192	1,258	1,238	1,043	1,238

Operating earnings before provision for income tax	171	161	201	207	236	171	236
Provision for income tax	47	44	67	14	99	47	99

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$124	$117	$134	$193	$137	$124	$137

Net Income Reconciliation

Operating earnings available to common shareholders	$124	$117	$134	$193	$137	$124	$137

Net investment gains (losses)	24	20	19	(10)	131	24	131
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	(6)	(9)	(5)	5	(42)	(6)	(42)

Net investment gains (losses), net of income tax	18	11	14	(5)	89	18	89

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(15)	22	17	35	(65)	(15)	(65)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	4	(7)	(6)	(12)	25	4	25

Adjustments related to net investment gains (losses), net of income tax (1)	(11)	15	11	23	(40)	(11)	(40)

Discontinued operations, net of income tax	(31)	(16)	44	(6)	—	(31)	—

Net income available to common shareholders	100	127	203	205	186	100	186
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$100	$127	$203	$205	$186	$100	$186

Premiums, Fees and Other Revenues	$964	$1,021	$1,023	$1,106	$1,201	$964	$1,201

Actual Number of Sales Representatives	3,471	3,462	3,786	4,386	4,847	3,471	4,847

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

REINSURANCE
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$1,126	$1,208	$1,228	$1,348	$1,298	$1,126	$1,298
Investment income, net	206	266	181	219	189	206	189
Other revenues	18	19	23	17	30	18	30

	1,350	1,493	1,432	1,584	1,517	1,350	1,517

EXPENSES
Claims and other policy benefits	902	979	1,006	1,102	1,140	902	1,140
Interest credited to policyholder account balances	65	117	35	45	10	65	10
Policy acquisition costs and other insurance expenses	170	174	170	204	172	170	172
Other expenses	97	101	89	114	100	97	100

	1,234	1,371	1,300	1,465	1,422	1,234	1,422

Operating earnings before provision for income tax and minority interest	116	122	132	119	95	116	95
Provision for income tax	20	21	23	19	17	20	17

Operating earnings available to common shareholders before minority interest	96	101	109	100	78	96	78
Elimination of minority interest, before income tax	60	63	66	61	49	60	49

CONTRIBUTION TO METLIFE	$36	$38	$43	$39	$29	$36	$29

Net Income Reconciliation

Operating earnings available to common shareholders	$36	$38	$43	$39	$29	$36	$29

Net investment gains (losses)	(6)	(14)	(61)	(97)	(156)	(6)	(156)
Minority interest — net investment gains (losses)	4	4	10	15	25	4	25
Net investment gains (losses) tax benefit (provision)	—	4	18	29	46	—	46

Net investment gains (losses), net of income tax	(2)	(6)	(33)	(53)	(85)	(2)	(85)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	(2)	5	41	66	103	(2)	103
Adjustments related to tax benefit (provision)	2	(3)	(14)	(24)	(35)	2	(35)

Adjustments related to net investment gains (losses), net of income tax (1)	—	2	27	42	68	—	68

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	34	34	37	28	12	34	12
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$34	$34	$37	$28	$12	$34	$12

Premiums, Fees and Other Revenues	$1,144	$1,227	$1,251	$1,365	$1,328	$1,144	$1,328

(1)	Adjustments related to net investment gains (losses), net of income tax, include amortization of deferred policy acquisition costs.

REINSURANCE
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Pre-Tax and Pre-Minority Interest Operating Earnings by Region
United States	$84	$85	$83	$103	$57
Canada	12	23	21	20	29
Asia-Pacific	11	16	18	18	18
Other international markets	21	12	13	3	5
Corporate	(12)	(14)	(3)	(25)	(14)

Total pre-tax and pre-minority interest operating earnings	$116	$122	$132	$119	$95

Policy Benefits and Interest Sensitive Contract Liabilities by Region
Traditional U.S.	$4,627	$4,762	$4,882	$5,023	$5,154
Asset intensive	5,359	5,485	5,588	5,735	5,710
Other	35	67	42	45	33

Total U.S.	10,021	10,314	10,512	10,803	10,897

Canada	1,783	1,944	2,169	2,242	2,244
Asia-Pacific	937	1,005	1,136	1,145	1,274
Other international markets	905	890	926	923	1,000

Total International	3,625	3,839	4,231	4,310	4,518

Total policy benefits and interest sensitive contract liabilities	$13,646	$14,153	$14,743	$15,113	$15,415

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008	2007	2008

REVENUES
Premiums	$8	$8	$6	$13	$7	$8	$7
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	370	357	378	374	266	370	266
Other revenues	6	49	1	7	10	6	10

	384	414	385	394	283	384	283

EXPENSES
Policyholder benefits and dividends	11	11	11	14	10	11	10
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	51	49	50	49	44	51	44
Interest expense	189	194	244	250	267	189	267
Other expenses	93	70	47	114	42	93	42

	344	324	352	427	363	344	363

Operating earnings before provision (benefit) for income tax	40	90	33	(33)	(80)	40	(80)
Provision (benefit) for income tax	(39)	(22)	(46)	(32)	(90)	(39)	(90)

Operating earnings	79	112	79	(1)	10	79	10
Preferred stock dividends	34	34	34	35	33	34	33

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$45	$78	$45	($36)	($23)	$45	($23)

Net Income Reconciliation

Operating earnings available to common shareholders	$45	$78	$45	($36)	($23)	$45	($23)

Net investment gains (losses)	6	38	7	(11)	(16)	6	(16)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	(2)	(9)	(5)	(14)	5	(2)	5

Net investment gains (losses), net of income tax	4	29	2	(25)	(11)	4	(11)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	16	23	(10)	(1)	—	16	—

Net income available to common shareholders	65	130	37	(62)	(34)	65	(34)
Preferred stock dividends	34	34	34	35	33	34	33

Net income	$99	$164	$71	($27)	($1)	$99	($1)

Premiums, Fees and Other Revenues	$14	$57	$7	$20	$17	$14	$17

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

FIXED MATURITY SECURITIES
Yield (1)	6.15%	6.23%	6.45%	6.55%	6.46%
Investment income (2)	$3,065	$3,163	$3,321	$3,333	$3,278
Investment gains (losses)	($92)	($236)	($224)	($70)	($204)
Ending Carrying Value (2)	$248,693	$251,963	$253,196	$243,021	$244,896

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.36%	6.46%	6.82%	6.56%	6.18%
Investment income (3)	$632	$654	$705	$710	$689
Investment gains (losses)	$0	$13	$21	($32)	($27)
Ending Carrying Value	$43,936	$43,755	$44,849	$47,030	$47,777

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	11.60%	11.54%	8.56%	9.77%	5.06%
Investment income	$151	$164	$132	$160	$87
Investment gains (losses)	$7	$37	$2	$11	($2)
Ending Carrying Value	$5,427	$5,933	$6,360	$6,769	$6,963

POLICY LOANS
Yield (1)	6.16%	6.20%	6.27%	6.21%	6.23%
Investment income	$157	$158	$161	$161	$165
Ending Carrying Value	$10,177	$10,251	$10,321	$10,419	$10,739

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	15.25%	20.85%	10.49%	16.03%	7.03%
Investment income	$345	$512	$274	$436	$200
Investment gains (losses)	$64	$28	$39	$49	($13)
Ending Carrying Value	$10,082	$11,157	$11,621	$12,205	$11,882

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	6.16%	4.67%	4.36%	4.09%	3.05%
Investment income	$123	$99	$100	$115	$96
Investment gains (losses)	$0	$0	$3	$0	$1
Ending Carrying Value	$9,028	$9,267	$10,354	$13,016	$13,486

OTHER INVESTED ASSETS (5)
Yield (1)	8.99%	11.13%	7.45%	8.55%	3.39%
Investment income	$212	$257	$183	$235	$106
Investment gains (losses)	($74)	($151)	($180)	($222)	($648)
Ending Carrying Value	$9,713	$10,302	$11,258	$12,642	$14,357

TOTAL INVESTMENTS
Gross investment income yield (1)	6.67%	6.98%	6.65%	6.94%	6.13%
Investment fees and expenses yield	(0.15%)	(0.15%)	(0.15%)	(0.16%)	(0.16%)

NET INVESTMENT INCOME YIELD	6.52%	6.83%	6.50%	6.78%	5.97%

Gross investment income	$4,685	$5,007	$4,876	$5,150	$4,621
Investment fees and expenses	(103)	(105)	(111)	(121)	(122)

NET INVESTMENT INCOME	$4,582	$4,902	$4,765	$5,029	$4,499

Ending Carrying Value	$337,056	$342,628	$347,959	$345,102	$350,100

Gross investment gains	$308	$315	$342	$475	$405
Gross investment losses	(289)	(494)	(538)	(444)	(532)
Writedowns	(3)	(22)	(50)	(73)	(186)

Subtotal	16	(201)	(246)	(42)	(313)
Derivative & other instruments not qualifying for hedge accounting	(111)	(108)	(93)	(222)	(580)

INVESTMENT GAINS (LOSSES)	(95)	(309)	(339)	(264)	(893)
Minority interest — net investment gains (losses)	4	4	10	15	25
Investment gains (losses) tax benefit (provision)	33	112	114	67	308

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($58)	($193)	($215)	($182)	($560)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $777 million, $919 million, $824 million, $779 million and $808 million in ending carrying value, and $15 million, $16 million, $21 million, ($2) million and ($51) million of investment income (loss) related to trading securities at or for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $3 million, $1 million, $0 million, $3 million and ($2) million, related to discontinued operations for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $5 million, $0 million, $0 million, $8 million and $0 million related to discontinued operations for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $58 million, $65 million, $64 million, $69 million and ($7) million, for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $4 million, $5 million, $6 million, $11 million and $14 million for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Year-to-Date Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

FIXED MATURITY SECURITIES
Yield (1)	6.15%	6.19%	6.28%	6.34%	6.46%
Investment income (2)	$3,065	$6,228	$9,549	$12,882	$3,278
Investment gains (losses)	($92)	($328)	($552)	($622)	($204)
Ending Carrying Value (2)	$248,693	$251,963	$253,196	$243,021	$244,896

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.36%	6.41%	6.55%	6.55%	6.18%
Investment income (3)	$632	$1,286	$1,991	$2,701	$689
Investment gains (losses)	$0	$13	$34	$2	($27)
Ending Carrying Value	$43,936	$43,755	$44,849	$47,030	$47,777

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	11.60%	11.57%	10.48%	10.28%	5.06%
Investment income	$151	$315	$447	$607	$87
Investment gains (losses)	$7	$44	$46	$57	($2)
Ending Carrying Value	$5,427	$5,933	$6,360	$6,769	$6,963

POLICY LOANS
Yield (1)	6.16%	6.18%	6.21%	6.21%	6.23%
Investment income	$157	$315	$476	$637	$165
Ending Carrying Value	$10,177	$10,251	$10,321	$10,419	$10,739

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	15.25%	18.17%	15.43%	15.59%	7.03%
Investment income	$345	$857	$1,131	$1,567	$200
Investment gains (losses)	$64	$92	$131	$180	($13)
Ending Carrying Value	$10,082	$11,157	$11,621	$12,205	$11,882

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	6.16%	5.40%	5.02%	4.74%	3.05%
Investment income	$123	$222	$322	$437	$96
Investment gains (losses)	$0	$0	$3	$3	$1
Ending Carrying Value	$9,028	$9,267	$10,354	$13,016	$13,486

OTHER INVESTED ASSETS (5)
Yield (1)	8.99%	10.05%	9.15%	8.98%	3.39%
Investment income	$212	$469	$652	$887	$106
Investment gains (losses)	($74)	($225)	($405)	($627)	($648)
Ending Carrying Value	$9,713	$10,302	$11,258	$12,642	$14,357

TOTAL INVESTMENTS
Gross investment income yield (1)	6.67%	6.83%	6.77%	6.81%	6.13%
Investment fees and expenses yield	(0.15%)	(0.15%)	(0.15%)	(0.15%)	(0.16%)

NET INVESTMENT INCOME YIELD	6.52%	6.68%	6.62%	6.66%	5.97%

Gross investment income	$4,685	$9,692	$14,568	$19,718	$4,621
Investment fees and expenses	(103)	(208)	(319)	(440)	(122)

NET INVESTMENT INCOME	$4,582	$9,484	$14,249	$19,278	$4,499

Ending Carrying Value	$337,056	$342,628	$347,959	$345,102	$350,100

Gross investment gains	$308	$623	$965	$1,440	$405
Gross investment losses	(289)	(783)	(1,321)	(1,765)	(532)
Writedowns	(3)	(25)	(75)	(148)	(186)

Subtotal	16	(185)	(431)	(473)	(313)
Derivative & other instruments not qualifying for hedge accounting	(111)	(219)	(312)	(534)	(580)

INVESTMENT GAINS (LOSSES)	(95)	(404)	(743)	(1,007)	(893)
Minority interest — net investment gains (losses)	4	8	18	33	25
Investment gains (losses) tax benefit (provision)	33	145	259	326	308

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($58)	($251)	($466)	($648)	($560)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $777 million, $919 million, $824 million, $779 million and $808 million in ending carrying value, and $15 million, $31 million, $52 million, $50 million and ($51) million of investment income (loss) related to trading securities at or for the year-to-date ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $3 million, $4 million, $4 million, $7 million and ($2) million related to discontinued operations for year-to-date ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $5 million, $5 million, $5 million, $13 million and $0 million related to discontinued operations for year-to-date ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $58 million, $123 million, $187 million, $256 million and ($7) million for the year-to-date ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $4 million, $9 million, $15 million, $26 million and $14 million for the year-to-date ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	March 31, 2007		June 30, 2007		September 30, 2007		December 31, 2007		March 31, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,920	98.4%	$4,598	99.0%	$3,949	97.1%	$4,022	90.4%	$6,139	69.8%
20% or more for less than six months	26	1.3%	22	0.5%	100	2.4%	407	9.1%	2,573	29.2%
20% or more for six months or greater	6	0.3%	24	0.5%	20	0.5%	22	0.5%	86	1.0%

Total Gross Unrealized Losses	$1,952	100.0%	$4,644	100.0%	$4,069	100.0%	$4,451	100.0%	$8,798	100.0%

Total Gross Unrealized Gains	$7,535		$5,710		$6,499		$7,932		$8,616

EQUITY SECURITIES (1)

	March 31, 2007		June 30, 2007		September 30, 2007		December 31, 2007		March 31, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$40	81.6%	$72	92.3%	$202	89.8%	$323	68.7%	$223	30.1%
20% or more for less than six months	9	18.4%	6	7.7%	23	10.2%	147	31.3%	518	69.8%
20% or more for six months or greater	0	0.0%	0	0.0%	0	0.0%	0	0.0%	1	0.1%

Total Gross Unrealized Losses	$49	100.0%	$78	100.0%	$225	100.0%	$470	100.0%	$742	100.0%

Total Gross Unrealized Gains	$541		$629		$664		$629		$433

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2007		June 30, 2007		September 30, 2007		December 31, 2007		March 31, 2008
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$76,912	31.0%	$77,192	30.7%	$80,357	31.9%	$77,426	32.0%	$76,203	31.2%
Residential mortgage-backed securities		56,420	22.8%	59,219	23.6%	59,466	23.6%	56,489	23.3%	56,519	23.2%
Foreign corporate securities		36,633	14.8%	36,961	14.7%	38,643	15.3%	38,305	15.8%	37,783	15.6%
U.S. Treasury/agency securities		27,569	11.1%	27,437	10.9%	22,051	8.7%	21,245	8.8%	22,087	9.0%
Commercial mortgage-backed securities		17,875	7.2%	19,192	7.7%	19,907	7.9%	17,728	7.3%	18,648	7.6%
Asset-backed securities		13,526	5.5%	11,815	4.7%	11,902	4.7%	11,041	4.6%	11,578	4.7%
Foreign government securities		13,719	5.5%	14,427	5.8%	15,064	6.0%	15,271	6.3%	15,349	6.3%
State and political subdivision securities		4,816	1.9%	4,467	1.8%	4,647	1.8%	4,419	1.8%	5,622	2.3%
Other fixed maturity securities		446	0.2%	334	0.1%	335	0.1%	318	0.1%	299	0.1%

Total		$247,916	100.0%	$251,044	100.0%	$252,372	100.0%	$242,242	100.0%	$244,088	100.0%

NAIC RATING (1)	RATING AGENCY EQUIVALENT DESIGNATION
1	Aaa / Aa / A	$181,569	73.3%	$184,269	73.4%	$181,413	71.9%	$175,651	72.5%	$179,729	73.7%
2	Baa	48,866	19.7%	48,879	19.4%	52,063	20.6%	48,914	20.2%	47,813	19.6%
3	Ba	9,990	4.0%	10,482	4.2%	11,259	4.5%	10,738	4.4%	10,280	4.2%
4	B	7,046	2.8%	6,965	2.8%	7,160	2.8%	6,481	2.7%	5,731	2.3%
5	Caa and lower	428	0.2%	432	0.2%	413	0.2%	445	0.2%	503	0.2%
6	In or near default	17	0.0%	17	0.0%	64	0.0%	13	0.0%	32	0.0%

Total		$247,916	100.0%	$251,044	100.0%	$252,372	100.0%	$242,242	100.0%	$244,088	100.0%

(1)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.
METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

	March 31, 2007		June 30, 2007		September 30, 2007		December 31, 2007		March 31, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,464	22.3%	$7,377	22.4%	$7,526	22.3%	$8,620	24.3%	$8,645	24.0%
South Atlantic	7,922	23.7%	7,286	22.1%	7,533	22.3%	8,021	22.6%	8,199	22.8%
Middle Atlantic	5,026	15.1%	5,170	15.7%	5,166	15.3%	5,110	14.4%	5,127	14.2%
International	3,096	9.3%	3,311	10.0%	3,873	11.5%	3,642	10.3%	3,759	10.4%
East North Central	3,057	9.2%	3,353	10.2%	3,129	9.3%	2,957	8.3%	2,918	8.1%
West South Central	2,483	7.4%	2,547	7.7%	2,803	8.3%	2,925	8.2%	2,977	8.3%
New England	1,421	4.3%	1,356	4.1%	1,247	3.7%	1,499	4.2%	1,582	4.4%
Mountain	830	2.5%	768	2.3%	1,093	3.2%	1,086	3.1%	1,212	3.3%
West North Central	777	2.3%	776	2.4%	766	2.3%	1,046	2.9%	853	2.4%
East South Central	495	1.5%	504	1.5%	503	1.5%	503	1.4%	502	1.4%
Other	792	2.4%	511	1.6%	92	0.3%	92	0.3%	258	0.7%

Total	$33,363	100.0%	$32,959	100.0%	$33,731	100.0%	$35,501	100.0%	$36,032	100.0%

Office	$14,726	44.1%	$14,611	44.3%	$14,848	44.0%	$15,471	43.6%	$15,650	43.4%
Retail	7,143	21.4%	6,941	21.1%	7,358	21.8%	7,557	21.3%	8,021	22.3%
Apartments	3,950	11.8%	3,998	12.1%	3,954	11.7%	4,437	12.5%	4,255	11.8%
Hotel	2,452	7.4%	2,536	7.7%	3,014	8.9%	3,282	9.2%	3,263	9.1%
Industrial	2,824	8.5%	2,902	8.8%	2,922	8.7%	2,880	8.1%	3,033	8.4%
Other	2,268	6.8%	1,971	6.0%	1,635	4.9%	1,874	5.3%	1,810	5.0%

Total	$33,363	100.0%	$32,959	100.0%	$33,731	100.0%	$35,501	100.0%	$36,032	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Wholly-owned	$3,815	$3,925	$3,950	$3,995	$4,003
Joint ventures	1,609	2,006	2,407	2,771	2,957

Subtotal	5,424	5,931	6,357	6,766	6,960
Foreclosed	3	2	3	3	3

Total (1)	$5,427	$5,933	$6,360	$6,769	$6,963

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2007	2007	2007	2007	2008

Commercial mortgages	$33,363	$32,959	$33,731	$35,501	$36,032
Agricultural mortgages	9,457	9,731	10,066	10,484	10,641
Consumer loans	1,116	1,065	1,052	1,045	1,104

Total	$43,936	$43,755	$44,849	$47,030	$47,777

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of April 30, 2008

	Moody's	Standard &	A.M. Best	Fitch
	Investors Service	Poor's	Company	Ratings
Financial Strength Ratings
First MetLife Investors Insurance Co.	NR	AA	A+	NR
General American Life Insurance Company	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut (Short-term rating)	P-1	NR	NR	NR
MetLife Investors Insurance Company	Aa2	AA	A+	AA
MetLife Investors USA Insurance Company	Aa2	AA	A+	AA
Metropolitan Casualty Insurance Company	NR	NR	A	NR
Metropolitan Direct Property and Casualty Insurance Co.	NR	NR	A	NR
Metropolitan General Insurance Company	NR	NR	A	NR
Metropolitan Group Property & Casualty Insurance Co.	NR	NR	A	NR
Metropolitan Life Insurance Company	Aa2	AA	A+	AA
Metropolitan Life Insurance Company (Short-term rating)	P-1	A-1+	NR	NR
Metropolitan Lloyds Insurance Company of Texas	NR	NR	A	NR
Metropolitan Property and Casualty Insurance Company	NR	NR	A	NR
Metropolitan Tower Life Insurance Company	Aa3	NR	A+	NR
New England Life Insurance Company	Aa2	AA	A+	AA
Texas Life Insurance Company	NR	NR	A	NR
RGA Reinsurance Company	A1	AA-	A+	AA-

Credit Ratings

Beagle Funding LLC
Commercial Paper	P-1	A-1+	NR	NR

General American Life Insurance Company
Surplus Notes	A1	A+	a+	NR

MetLife, Inc.
Senior Unsecured Debt	A2	A	a	A
Commercial Paper	P-1	A-1	AMB-1	F1
Subordinated Debt	A3	NR	a-	NR
Junior Subordinated Debt	Baa1	BBB+	bbb+	A-
Preferred Stock	Baa1	BBB+	bbb+	A-
Non-Cumulative Perpetual Preferred Stock	Baa1	BBB	bbb+	A-

MetLife Capital Trust II & III
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Capital Trust IV & X
Trust Securities	Baa1	BBB+	bbb+	A-

MetLife Funding, Inc.
Commercial Paper	P-1	A-1+	AMB-1+	F1+

Metropolitan Life Global Funding I
Senior Secured Debt	Aa2	AA	aa	NR

MetLife Institutional Funding I, LLC
Senior Secured Debt	Aa2	AA	aa	NR

Metropolitan Life Insurance Company
Surplus Notes	A1	A+	a+	A+

Reinsurance Group of America, Incorporated
Senior Unsecured Debt	Baa1	A-	a-	A
Junior Subordinated Debt	Baa3	BBB-	bbb	A-

RGA Capital Trust I & II
Preferred Stock	Baa2	BBB	bbb+	BBB+
NR     Not Rated